UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2007

                                BURKE MILLS, INC
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             (Exact name of registrant as specified in its charter)

                                 North Carolina
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         (State or other jurisdiction of incorporation or organization)

0-5680                                                  56-0506342
- ------                                                ------------------
(Commission File No.)                      (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
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               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
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              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On June 4, 2007 the Company received via electronic transmission from Pakistan the resignation of Mr. Aehsun Shaikh from the board of directors of the Company. Mr. Shaikh's resignation was by letter dated May 16, 2007 but not transmitted to the Company until June 4, 2007. The Company is informed and believes that Mr. Shaikh did not resign because of any disagreement with the Company. The Company has received no communications from Mr. Shaikh with regard to any disagreement with the Company, and management is unaware of any such disagreement. Mr. Aehsun Shaikh is the son of Mr. Humayun N. Shaikh, Chairman and CEO of the Company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 5, 2007                             BURKE MILLS, INC


                                                By:  /s/Thomas I. Nail
                                                -------------------------------
                                                Thomas I. Nail
                                                President and COO